PHSB Financial Corporation       Contact: James P. Wetzel, Jr.
Beaver Falls, Pennsylvania                President and Chief  Executive Officer
                                          Richard E. Canonge
                                          Chief Financial Officer
                                          (724) 846-7300


                                          FOR IMMEDIATE RELEASE
                                          April 11, 2003



                           PHSB FINANCIAL CORPORATION
          ANNOUNCES CASH DIVIDEND AND MARCH 31, 2003 OPERATING RESULTS

         Beaver Falls, Pennsylvania (Nasdaq National Market - "PHSB") PHSB Financial Corporation (the "Company"), announced today that the Company's Board of Directors has declared a quarterly cash dividend of $ .10 per share. The cash dividend will be paid to stockholders of record as of April 24, 2003, on or about May 5, 2003.

         President Wetzel stated that the cash dividend is a result of the continued profitability of the Company and the Bank and our commitment to enhance stockholder value. In addition, the Company repurchased 109,203 treasury shares during the quarter, at an average cost of $16.89 per share.

         The Company also announced today operating results for the three months ended March 31, 2003. Net income for the three months ended March 31, 2003 was $652,000, or $.24 basic and $.23 diluted earnings per share, compared to $662,000 or $.20 basic and diluted earnings per share, for the three months ended March 31, 2002.

         Total assets at March 31, 2003 of $343.5 million represented a decrease of $2.0 million or 0.6% from December 31, 2002. This decrease was primarily due to a decrease in investment and mortgage-backed securities of $6.0 million, partially offset by increases in cash and interest-bearing deposits of $2.0 million and loans, net of $1.3 million.

         The Company's wholly owned subsidiary, Peoples Home Savings Bank, operates through its administrative office and ten full service offices in Beaver and Lawrence Counties, Pennsylvania.

         Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

                           PHSB FINANCIAL CORPORATION
                     CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                                             March 31,       December 31,
                                                               2003              2002
                                                           ------------     -------------
ASSETS
Cash and amounts due from other institutions               $  8,195,465     $  6,938,217
Interest - bearing deposits with other institutions           2,116,696        1,283,752
Investment securities:
      Available for sale                                     19,218,944       27,233,227
      Held to maturity (market value $ 14,020,460
         and $19,611,078)                                    13,689,778       19,274,753
Mortgage - backed securities:
      Available for sale                                     36,182,303       44,137,225
      Held to maturity (market value $ 87,345,531
         and $71,826,914)                                    85,923,044       70,346,358
Loans (net of allowance for loan losses of $1,703,691
      and $1,683,596)                                       167,013,612      165,668,214
Accrued interest receivable                                   2,237,790        1,998,773
Premises and equipment                                        4,502,177        4,604,005
Federal Home Loan Bank stock                                  3,874,300        3,620,300
Other assets                                                    565,276          431,881
                                                           ------------     ------------

            TOTAL ASSETS                                   $343,519,385     $345,536,705
                                                           ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                                   $237,410,353     $232,366,672
Advances from Federal Home Loan Bank                         56,257,800       61,007,800
Accrued interest payable and other liabilities                2,977,312        2,802,061
                                                           ------------     ------------

            Total liabilities                               296,645,465      296,176,533
                                                           ------------     ------------

Preferred stock, 20,000,000 shares authorized, none issued            -                -
Common stock, $.10 par value 80,000,000 shares authorized,
     3,497,109  shares issued                                   349,711          349,711
Additional paid in capital                                   32,289,744       32,329,518
Retained earnings  -  substantially restricted               23,920,381       23,571,132
Accumulated other comprehensive income                        1,890,419        2,197,377
Unallocated ESOP shares (208,634 and 214,595 shares)         (2,212,880)      (2,276,111)
Unallocated RSP shares (45,650 shares)                         (708,032)               -
Treasury stock, at cost (580,560 and 471,357 shares)         (8,655,423)      (6,811,455)
                                                           ------------     ------------

            Total stockholders' equity                       46,873,920       49,360,172
                                                           ------------     ------------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $343,519,385     $345,536,705
                                                           ============     ============


                                                             March 31,       December 31,
                                                               2003             2002
                                                           ------------     ------------
    Other Financial Condition Data:
          Stockholders equity to total assets                     13.65%           14.29%
          Book value per share                             $      16.07     $      16.31
          Non-performing assets                            $    611,819     $    443,452
          Non-performing loans to total loans                      0.37%            0.27%


                           PHSB FINANCIAL CORPORATION
                  CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

                                                            Three Months Ended March 31,
                                                                2003          2002
                                                            ----------    ----------
INTEREST AND DIVIDEND INCOME
      Loans:
          Taxable                                           $2,600,235    $2,623,227
          Exempt from federal income tax                       310,414        99,911
      Investment securities:
          Taxable                                              238,908       374,829
          Exempt from federal income tax                       188,596       285,931
      Mortgage - backed securities                           1,440,659     1,450,762
      Interest - bearing deposits with other institutions       10,169        68,024
                                                            ----------    ----------
               Total interest income                         4,788,981     4,902,684
                                                            ----------    ----------

INTEREST EXPENSE
      Deposits                                               1,601,447     1,640,847
      Advances from Federal Home Loan Bank                     736,841       729,558
                                                            ----------    ----------
               Total interest expense                        2,338,288     2,370,405
                                                            ----------    ----------

               Net interest income                           2,450,693     2,532,279

PROVISION FOR LOAN LOSSES                                      190,000       180,000
                                                            ----------    ----------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES          2,260,693     2,352,279
                                                            ----------    ----------

NONINTEREST INCOME
      Service charges on deposit accounts                      160,220       144,249
      Investment securities gains, net                         176,144         5,399
      Rental income, net                                        25,500        23,327
      Other income                                              68,381        59,534
                                                            ----------    ----------
               Total noninterest income                        430,245       232,509
                                                            ----------    ----------

NONINTEREST EXPENSE
      Compensation and employee benefits                     1,064,011       909,116
      Occupancy and equipment costs                            358,918       351,590
      Data processing costs                                     48,010        49,158
      Other expenses                                           402,175       378,856
                                                            ----------    ----------
               Total noninterest expense                     1,873,114     1,688,720
                                                            ----------    ----------

Income before income taxes                                     817,824       896,068
Income taxes                                                   166,000       234,000
                                                            ----------    ----------

               NET INCOME                                   $  651,824    $  662,068
                                                            ==========    ==========

Earnings Per Share
      Basic                                                 $     0.24    $     0.20
      Diluted                                               $     0.23    $     0.20

Weighted average number of shares outstanding
      Basic                                                  2,746,632     3,254,892
      Diluted                                                2,823,985     3,298,347

Financial ratios (annualized)
      Return on average assets                                    0.76%         0.82%
      Return on average equity                                    5.39%         4.97%
      Net interest margin                                         2.92%         3.23%